 Exhibit 10.3

					1. CONTRACT ID CODE	PAGE OF PAGES 1 3
Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
2. AMENDMENT/MODIFICATION NO. 00002		3. EFFECTIVE DATE 09/01/2012	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2012-50990		5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	8219	7. ADMINISTERED BY (If other than Item 6)		CODE	8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539			Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(√)		9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933
9B. DATED (See Item 11)

				X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084

10B. DATED (See Item 13)
CODE 026489018		FACILITY CODE			09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers __ is extended, __ is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Section B
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

x	D. OTHER (Specify type of modification and authority)
FAR 52.217-6, Option for Increased Quantity.
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return _____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
See Page 2 CDC COR: Jacqueline Thomas, 404.639.1017, GTV4@cdc.gov Vendor POC: [**] Contract Specialist: Kristopher Lemaster, 770.488.2995, Klemaster@cdc.gov
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME OF CONTRACTING OFFICER
Kristopher A. Lemaster
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA				16C. DATE SIGNED
9/1/2012
BY /s/ Kristopher A. Lemaster
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE		30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Modification 0002 to 200-2011-42084                                                                                    200-2011-42084 00001

1.    The purpose of this modification is to:
a.	Purchase [**] doses on CLIN 0002 and provide funding in the amount of $[**].
b.	Purchase [**] doses on CLIN 0003 and provide funding in the amount of $[**].
c.	As a result of this modification, total contract value remains the same and total funding is increased by $[**] from $[**] to $[**]
d.	Appoint Jacqueline Thomas as Contracting Officer's Representative (COR).
e.	Add mandatory CDC Local Clause - Needle Exchange, below.
2.	Except as provided herein, all terms and conditions of the document referenced in 10A, as heretofore changed, remains unchanged and in full force and effect.
Section B
Option 1 Option for Additional Items Items:

ITEM	SUPPLIES/SERVICES	QTY/UNIT	UNIT PRICE			EXTENDED PRICE
00002	BioThrax [**] product BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**]	$	[	**]

Line(s) Of Accounting:
939ZTGA 2642 2012 75-X-0956 5664711101 $[**]
939ZVPV 2642 2012 75-12-0943 5623RF1101 $[**]
939ZVPX 2642 2012 75-12-0943 5623RF1101 $[**]
939ZWMJ 2642 2012 75-12-0943 5623RF1I01 $[**]

Option 2 Option for Additional Items Items:
ITEM	SUPPLIES/SERVICES	QTY/UNIT	UNIT PRICE			EXTENDED PRICE
0003	BioThrax [**] product BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZTGA 2642 2012 75-X-0956 5664711101 $[**]
TOTAL AMOUNT OBLIGATED ON THIS MODIFICATION:  $[**]
B.2  Option for Increased Quantity - Separately Priced Line Items
a)	The Government may require the delivery of the numbered line items, identified in the Schedule above as option items, in incremental quantities from a minimum order of [**] doses per order, and at the price stated in the Schedule above, up to the maximum quantity identified for each numbered line item. Each option line item may be exercised more than once, until the cumulative number of doses to be delivered under each option is delivered. The total doses ordered hereunder shall not exceed 44,750,000 doses over the 5 year period of performance, unless changed by formal modification to the contract. Each CLIN, including the alternate CLINs (with the same number and a lettered suffix) collectively function as one option. [**].
b)	[**].
c)	The Contracting Officer may exercise the option by written notice to the Contractor. The Contractor will be notified in writing, by letter or email, at least one (1) business day before the option to acquire more product is exercised. After that written notification, a funded, unilateral modification will be issued to actually exercise the option and order the doses.
C.2  Delivery Schedule
CLIN (includes alternate CLINS)	Delivery Period	# of Doses
0001	October 1, 2011 to September 30, 2012	[**]
0002	October 1, 2012 to September 30, 2013	[**]
0003	October 1, 2013 to September 30, 2014	[**]
0004	October 1, 2014 to September 30, 2015	[**]
0005	October 1, 2015 to September 30, 2016	[**]
The number under quantity shows the number of doses per year that the Contractor anticipates delivering during the period shown.   Should the projected number of doses not be delivered in a specific period, the Contractor shall adjust the delivery schedule to make up for deficiencies in prior deliveries.  Further, the Contractor may accelerate deliveries within each CLIN or into a subsequent CLIN, if production capacity permits such delivery and the CLIN is funded to a level to pay for the accelerated delivery.  Accelerated delivery is subject to approval by the COR.  Ultimately, the Contractor shall deliver a total of 44,750,000 doses by September 30, 2016.
Needle Exchange (MAY 2012)
No funds appropriated in the FY 12 Appropriations Act and obligated to this contract may be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug. (End of clause)